UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) June 18, 2020 (June 15, 2020)

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  Chugach Electric Association, Inc.’s  (“Chugach”)  annual membership meeting was held on June 15, 2020. Two new board members were elected. The total members of record were 69,589. Out of 8,249 ballots cast, the new board members, Sam Cason and Mark Wiggin, were elected to four-year terms, which will expire in June 2024.

None of the directors were elected pursuant to any arrangement or understanding with any other parties.

There were no material plans, contracts or arrangements to which any director is a party in connection with the election nor was there any grant or award to any director in connection with the election.

On June 17, 2020, Directors Bettina Chastain, Rachel Morse, Harold Hollis and Jim Henderson were elected by the sitting board as Chair, Vice Chair, Treasurer and Secretary, respectively. Additionally, Director Harold Hollis was appointed Chair of the Audit and Finance Committee, with Directors Jim Henderson, Sam Cason, Mark Wiggin and Bettina Chastain as members. Director Rachel Morse was appointed Chair of the Governance Committee, with Directors Jim Henderson, Sam Cason, Stuart Parks and Bettina Chastain as members. Director Stuart Parks was appointed Chair of the Operations Committee, with Directors Harold Hollis, Mark Wiggin, Rachel Morse and Bettina Chastain as members.

None of the directors have family relationships with any current director, director nominee, or executive officer of Chugach, and there were no transactions or proposed transactions, to which Chugach is a party, or intended to be a party, in which any director has or will have a material interest, subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2020		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Lee D. Thibert
Lee D. Thibert
Chief Executive Officer